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                                                                    Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

            FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 17, 2003, among R.J. REYNOLDS TOBACCO HOLDINGS, INC. (f/k/a/ RJR NABISCO, INC.), a Delaware corporation (the "Borrower"), various Subsidiaries of the Borrower party to the Second Amended and Restated Subsidiary Guaranty referred to below and various lending institutions party to the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, the Borrower, various lending institutions (the "Lenders") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent") are parties to a Second Amended and Restated Credit Agreement, dated as of May 10, 2002 (as so amended and restated, the "Credit Agreement");

            WHEREAS, the R.J. Reynolds Tobacco Company ("Reynolds Tobacco"), RJR Acquisition Corp. ("Acquisition Corp.") and the Administrative Agent are parties to a Second Amended and Restated Subsidiary Guaranty Agreement, dated as of May 10, 2002 (the "Second Amended and Restated Subsidiary Guaranty");

            WHEREAS, Reynolds Tobacco, Acquisition Corp., certain Subsidiaries of Reynolds Tobacco and the Administrative Agent are parties to a Second Amended and Restated Subordination Agreement, dated as of May 10, 2002 (the "Second Amended and Restated Subordination Agreement");

            WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein; and

            WHEREAS, the Subsidiary Guarantors and the Lenders wish to further amend and restate the Second Amended and Restated Subsidiary Guaranty and Reynolds Tobacco, Acquisition Corp., certain Subsidiaries of Reynolds Tobacco and the Lenders wish to further amend and restate the Second Amended and Restated Subordination Agreement, in each case as herein provided;

            NOW, THEREFORE, it is agreed:

I. Amendments to the Credit Agreement.

            1. Section 7.01(c) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "which certificate shall set forth" and (ii) inserting the text "and (y) the fair market value of all investments held by Acquisition Corp. and/or the Borrower which represent Acquisition Corp.'s and/or the Borrower's return on investments made with proceeds of cash acquired pursuant to the NGH Acquisition (and/or cash returns from investment returns on such proceeds) after (and only after) December 31, 2002 (in the case of the first delivery of an officer's certificate pursuant to this Section 7.01(c) after the First Amendment Effective Date) or the last day of the fiscal quarter then most recently ended

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for which an officer's certificate has previously been delivered pursuant to this Section 7.01(c) (in the case of any subsequent delivery of an officer's certificate pursuant to this Section 7.01(c)) (the fair market value of such investments as set forth in any certificate delivered pursuant to this Section 7.01(c), an "Additional Certified Incremental NGH Cash Amount")" immediately preceding the period at the end of said Section.

            2. Section 8.04(b) of the Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (i) appearing in said Section and inserting a comma in lieu thereof and (y) inserting the following text immediately prior to the semicolon appearing at the end of said Section:

      "and (iii) Indebtedness owing by Subsidiaries of the Borrower (other than the Subsidiary Guarantors and the Specified Subsidiaries) to the Borrower, so long as the aggregate principal amount thereof at any time outstanding does not exceed $100,000,000".

            3. Section 8.04(d) of the Credit Agreement is hereby amended by deleting the text "Subsidiary Guarantor" and inserting the text "Subsidiary of the Borrower" in lieu thereof.

            4. Section 8.04(i) of the Credit Agreement is hereby amended by (i) deleting the reference to "Reynolds Tobacco" appearing in subclause (I)(z) of said Section and inserting the text "the Borrower" in lieu thereof and (ii) deleting the text "in connection with their cash management systems" appearing in subclause (I)(z) of said Section and inserting the text "or for tax planning purposes" in lieu thereof.

            5. Section 8.04(k) of the Credit Agreement is hereby amended by deleting the text "consistent with past practices" appearing in said Section.

            6. Section 8.05(vi) of the Credit Agreement is hereby amended by inserting the text "the sum of (x) the Certified Incremental NGH Cash Amount plus (y)" immediately preceding the text "the Certified Acquired NGH Cash Amount" appearing in said Section.

            7. Section 8.05(vii) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(vii) the Borrower may from time to time declare and pay, or otherwise pay and make, Dividends (including by way of a repurchase of shares of Borrower Common Stock), provided that (x) the aggregate amount of cash paid in respect of all such Dividends on and after the Second Restatement Effective Date pursuant to this clause (vii) shall not exceed $500,000,000 and (y) any Dividend made or paid pursuant to this clause
      (vii) (except to the extent taking the form of a repurchase of shares of Borrower Common Stock) shall be made or paid as part of the Borrower's regular, quarterly dividend program (and not as a special dividend).".

            8. Section 9.07 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
9.07 in lieu thereof:


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            "9.07 Guaranties. Any Guaranty or any provision thereof shall cease to be in full force or effect or any Guarantor or any Person acting by or on behalf thereof shall deny or disaffirm such Guarantor's obligations under its Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to its Guaranty and such default, if (but only if) a default of the covenant therein not to violate the provisions of Section 7 hereof, shall continue unremedied for a period of at least 30 days after written notice to the Borrower from the Administrative Agent; or".

            9. The definition of "Adjusted Operating Income" appearing in
Section 10 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ii) of the proviso appearing therein and
(ii) inserting the following text immediately preceding the period at the end of said definition:

      "and (iv) for all purposes, for any Test Period which includes any portion of the period from October 1, 2002 to and including December 31, 2002, Adjusted Operated Income shall be adjusted by adding thereto the pre-tax 2002 Restructuring Charges recorded or accrued during such period, in each case to the extent deducted in any determination of Adjusted Operating Income".

            10. The definition of "Consolidated Net Worth" appearing in Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "(or, if less, the Certified Acquired NGH Cash Amount)" immediately prior to the text "less (z)" appearing in said definition, (ii) deleting the word "and" appearing at the end of clause (i) of the proviso appearing in said definition and inserting a comma in lieu thereof and (iii) inserting the text "and (iii) an amount equal to the aggregate post-tax 2002 Restructuring Charges recorded or accrued as of such date of determination" immediately preceding the period at the end of said definition.

            11. The definition of "Cumulative Adjusted Net Cash Income" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period at the end of said definition:

      "plus (v) any post-tax 2002 Restructuring Charges recorded or accrued during the period referred to in clause (i) above, to the extent deducted in any determination of Cumulative Adjusted Cash Net Income" .

            12. The definition of "Intercompany Subordination Agreement" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the First Amendment Effective Date, the term "Intercompany Subordination Agreement" shall mean the Third Amended and Restated Intercompany Subordination Agreement in the form of Exhibit G-1 hereto, as the same may be further amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

            13. The definition of "Permitted Currency Agreement" appearing in
Section 10 of the Credit Agreement is hereby amended by deleting the text "Subsidiary Guarantor" and inserting the text "Subsidiary of the Borrower" in lieu thereof.


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            14. The definition of "Subsidiary Guaranty" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the First Amendment Effective Date, the term "Subsidiary Guaranty" shall mean the Third Amended and Restated Subsidiary Guaranty in the form of Exhibit D-1 hereto, as the same may be further amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

            15. Section 10 of the Credit Agreement is hereby further amended by inserting the following defined terms in the appropriate alphabetical order:

            "Additional Certified Incremental NGH Cash Amount" shall have the meaning provided in Section 7.01(c).

            "Borrower Guaranty" shall mean the guaranty of the Borrower pursuant to Section 13 of this Agreement.

            "Certified Incremental NGH Cash Amount" shall mean, as at any date of determination, an amount equal to the sum of (x) Original Certified Incremental NGH Cash Amount (as defined in Part II, Section 6 of the First Amendment) plus (y) the sum of the Additional Certified Incremental NGH Cash Amounts as set forth in each officer's certificate delivered by the Borrower pursuant to Section 7.01(c) on or prior to such date of determination.

            "First Amendment" shall mean the First Amendment to this Agreement, dated as of January 17, 2003.

            "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

            "Guarantor" shall mean each Subsidiary Guarantor and the Borrower.

            "Guaranty" shall mean and include the Subsidiary Guaranty and the Borrower Guaranty.

            "Guaranteed Creditors" shall mean and include the Administrative Agent, each Lender and each party (other than any Credit Party) party to (or participating in) a Hedging Agreement to the extent such party is a Lender or an affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) and their subsequent assigns.

            "Guaranteed Obligations" shall mean all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Guaranteed Party owing under any Hedging Agreement entered into by such Guaranteed Party with any Guaranteed Creditor, whether now in existence or hereafter arising, and the due performance and compliance by each Guaranteed Party with all terms, conditions and agreements contained therein.


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            "Guaranteed Party" shall mean each Subsidiary of the Borrower party to a Hedging Agreement with any Guaranteed Creditor.

            "2002 Restructuring Charges" shall mean restructuring charges incurred by the Borrower and its Subsidiaries during the fiscal quarter of the Borrower ended December 31, 2002 in connection with the divestiture of certain non-core businesses of the Borrower and its Subsidiaries and a reduction in the workforce of the Borrower and its Subsidiaries; provided that the aggregate amount of such restructuring charges (to the extent provided for as an add-back pursuant to the definitions of "Adjusted Operating Income", "Cumulative Adjusted Net Income" or "Consolidated Net Worth") shall not exceed $245,000,000 million (determined on a pre-tax basis), of which no more than approximately $70,000,000 (determined on a pre-tax basis) shall be characterized as cash restructuring charges.

            16. The Credit Agreement is hereby further amended by inserting the following Section 13 immediately following the Section 12 thereof:

            "SECTION 13. Borrower Guaranty.

            13.01 The Guaranty. In order to induce the Lenders to enter into this Agreement and to induce the Lenders or any of their respective affiliates to enter into Hedging Agreements, and in recognition of the direct benefits to be received by the Subsidiaries of the Borrower from the entering into of Hedging Agreements, the Borrower hereby agrees with the Lenders as follows: the Borrower hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations to the Guaranteed Creditors. If any or all of the Guaranteed Obligations to the Guaranteed Creditors becomes due and payable hereunder, the Borrower unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Guaranteed Obligations. This Borrower Guaranty is a guaranty of payment and not of collection. This Borrower Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of
      (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Guaranteed Party), then and in such event the Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Borrower, notwithstanding any revocation of this Borrower Guaranty or any other instrument evidencing any liability of any other Guaranteed Party, and the Borrower shall be and remain liable to the afore-


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      said payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            13.02 Bankruptcy. Additionally, the Borrower unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by any Guaranteed Party upon the occurrence of any of the events specified in
      Section 9.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.

            13.03 Nature of Liability. The liability of the Borrower hereunder is exclusive and independent of any guaranty of the Guaranteed Obligations whether executed by the Borrower, any other guarantor or by any other party, and the liability of the Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by any Guaranteed Party or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Guaranteed Party, or (e) any payment made to the Guaranteed Creditors on the Guaranteed Obligations which any such Guaranteed Creditor repays to any Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Borrower waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction of the type described in Section 13.05, or (g) the lack of validity or enforceability of any Credit Document or any other instrument relating thereto.

            13.04 Independent Obligation. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Borrower Guaranty, and this Borrower Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations. The obligations of the Borrower hereunder are independent of the obligations of any Guaranteed Party, any other guarantor or any other Person and a separate action or actions may be brought and prosecuted against the Borrower whether or not action is brought against any Guaranteed Party, any other guarantor or any other Person and whether or not any Guaranteed Party, any other guarantor or any other Person be joined in any such action or actions. The Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Guaranteed Party or other circumstance which operates to toll any statute of limitations as to such Guaranteed Party shall operate to toll the statute of limitations as to the Borrower.

            13.05 Authorization. The Borrower authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and


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      cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon) or any liability incurred directly or indirectly in respect thereof, and this Borrower Guaranty made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) take and hold security for the payment of the Guaranteed
            Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (iii) exercise or refrain from exercising any rights against any Guaranteed Party or others or otherwise act or refrain from acting;

                  (iv) release or substitute any one or more endorsers,
            guarantors, any Guaranteed Party or other obligors;

                  (v) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Guaranteed Party to their respective creditors other than the Guaranteed Creditors;

                  (vi) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Guaranteed Party to the Guaranteed Creditors regardless of what liability or liabilities of such Guaranteed Party remain unpaid;

                  (vii) consent to or waive any breach of, or any act, omission or default under, any Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement any Hedging Agreement or any of such other instruments or agreements; and/or

                  (viii) take any other action which would, under otherwise
            applicable principles of common law, give rise to a legal or equitable discharge of the Borrower from its liabilities under this Borrower Guaranty.


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            13.06 Reliance. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of any Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            13.07 Subordination. Any of the indebtedness of any Guaranteed Party now or hereafter owing to the Borrower is hereby subordinated to the Guaranteed Obligations of such Guaranteed Party owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of such Guaranteed Party to the Borrower shall be collected, enforced and received by the Borrower for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of such Guaranteed Party to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of the Borrower under the other provisions of this Borrower Guaranty. Prior to the transfer by the Borrower to any Person (other than a Subsidiary Guarantor) of any note or negotiable instrument evidencing any of the indebtedness of any Guaranteed Party to the Borrower, the Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Borrower Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

            13.08 Waiver. (a) The Borrower waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against any Guaranteed Party, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Guaranteed Party, any other guarantor or any other party or
      (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. The Borrower waives any defense based on or arising out of any defense of any Guaranteed Party, any other guarantor or any other party, other than payment in full in cash of the Guaranteed Obligations, based on or arising out of the disability of any Guaranteed Party, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Guaranteed Party other than payment in full in cash of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of the Borrower hereunder except to the extent the Guaranteed Obligations have been paid in cash. The Borrower waives any defense arising out of any such election


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      by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Borrower against any Guaranteed Party or any other party or any security.

            (b) The Borrower waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Borrower Guaranty, and notices of the existence, creation, modification or incurring of new or additional Guaranteed Obligations. The Borrower assumes all responsibility for being and keeping itself informed of each Guaranteed Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Borrower assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the Borrower of information known to them regarding such circumstances or risks.

            (c) Until such time as the Guaranteed Obligations have been paid in full in cash, the Borrower hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Borrower Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Guaranteed Party or any other guarantor which it may at any time otherwise have as a result of this Borrower Guaranty.

            13.09 Payments. All payments made by the Borrower pursuant to this
      Section 13 shall be made in U.S. Dollars. All payments made by the Borrower pursuant to this Section 13 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Sections 4.03 and 4.04.".

            17. The Credit Agreement is hereby further amended by adding thereto Exhibit D-1 and Exhibit G-1 in the forms of Exhibit D-1 and Exhibit G-1, respectively, attached hereto.

            18. The Lenders hereby agree that the Administrative Agent, the Borrower, the Subsidiary Guarantors and/or various Subsidiaries of the Borrower, as applicable, shall be permitted (and are hereby authorized) to enter into (i) an amendment and restatement of the Second Amended and Restated Subsidiary Guaranty in the form of Exhibit D-1 hereto and (ii) an amendment and restatement of the Intercompany Subordination Agreement in the form of Exhibit G-1 hereto.

II. Miscellaneous Provisions.

            1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement, and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.


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

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Subsidiary Guaranty or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement, the Subsidiary Guaranty or the Intercompany Subordination Agreement, as the case may be, as amended and/or restated hereby.

            6. This Amendment shall become effective as of the date first written above on the date (the "First Amendment Effective Date") when (i) the Borrower, each Subsidiary Guarantor and the Lenders constituting Required Lenders under the Credit Agreement shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (Facsimile No.:
(212) 354-8113), (ii) the Administrative Agent shall have received an officer's certificate from the Borrower, certifying as to the fair market value of all investments held by Acquisition Corp. and/or the Borrower as of December 31, 2002 which represent a return on Acquisition Corp.'s and/or the Borrower's investment of cash originally acquired pursuant to the NGH Acquisition (and/or investment returns on investments of such cash) (the fair market value of such investments as so certified, the "Original Certified Incremental NGH Cash Amount"), (iii) Reynolds Tobacco and Acquisition Corp. shall have duly authorized, executed and delivered an amendment and restatement of the Second Amended and Restated Subsidiary Guaranty in the form of Exhibit D-1 hereto, and such Subsidiary Guaranty shall be in full force and effect, (iv) each Subsidiary of the Borrower shall have duly authorized, executed and delivered an amendment and restatement of the Second Amended and Restated Subordination Agreement in the form of Exhibit G-1 hereto, and such Subordination Agreement shall be in full force and effect and (v) the Administrative Agent shall have received from Charles A. Blixt, Executive Vice President, General Counsel and Assistant Secretary of the Borrower an opinion addressed to each of the Lenders and dated the First Amendment Effective Date covering such matters incident to this Amendment as the Administrative Agent may reasonably request.

            7. The Borrower hereby covenants and agrees that, so long as the First Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) 12:00 Noon (New York time) on January 17, 2003 or (y) the close of business on the First Amendment Effective Date (such later date, the "Outside Date"), a non-refundable cash fee in an amount equal to 0.05% of the Commitment of such Lender as same is in effect on the First Amendment

Effective Date immediately prior to giving effect hereto, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Outside Date.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.,
                                        as the Borrower

                                      By: /s/ Lynn L. Lane
                                          ---------------------------------
                                           Name:
                                           Title: SVP and Treasurer


                                      R.J. REYNOLDS TOBACCO COMPANY,
                                        as a Subsidiary Guarantor

                                      By: /s/ Lynn L. Lane
                                          ---------------------------------
                                          Name:
                                          Title: SVP and Treasurer


                                      RJR ACQUISITION CORP.,
                                        as a Subsidiary Guarantor

                                      By: /s/Caroline M. Price
                                          ---------------------------------
                                          Name:
                                          Title: Assistant Treasurer

                                           LEAD AGENTS

                                           JPMORGAN CHASE BANK, Individually, as
                                               Administrative Agent and as
                                               Senior Managing Agent

                                           By: /s/ Robert T. Sacks
                                               ---------------------------------
                                               Name:
                                               Title: Managing Director


                                           CITIBANK, N.A., Individually and as
                                               Syndication Agent and Senior
                                               Managing Agent

                                           By: /s/ Thomas F. Bruscino
                                               ---------------------------------
                                               Name:
                                               Title: Vice President


                                           THE BANK OF NEW YORK

                                           By: /s/ Walter C. Parelli
                                               ---------------------------------
                                               Name:
                                               Title: Vice President


                                           THE BANK OF NOVA SCOTIA

                                           By: /s/ Chris J. Allen
                                               --------------------------------
                                               Name:
                                               Title: Managing Director and
                                                      Office Head


                                           LEHMAN COMMERCIAL PAPER INC.

                                           By: /s/ Francis Chang
                                               --------------------------------
                                               Name:
                                               Title:

                                           MIZUHO CORPORATE BANK, LTD.

                                           By: /s/ Yuji Tanaka
                                               --------------------------------
                                               Name:
                                               Title: Senior Vice President


                                           CREDIT LYONNAIS, NEW YORK BRANCH

                                           By: /s/ Scott R. Chappelka
                                               --------------------------------
                                               Name:
                                               Title: Vice President


                                           PARTICIPANTS

                                           WACHOVIA BANK, NATIONAL ASSOCIATION

                                           By: /s/ Mark Supple
                                               --------------------------------
                                               Name:
                                               Title: Vice President


                                           ERSTE BANK

                                           By: /s/ Paul Judicke
                                               --------------------------------
                                               Name:
                                               Title: Vice President

                                           By: /s/ Robert Svehnholz
                                               --------------------------------
                                               Name:
                                               Title: First Vice President


                                           CITY NATIONAL BANK OF NEW JERSEY

                                           By: /s/ Edward R. Wright
                                               --------------------------------
                                               Name:
                                               Title: Senior Vice President

 CHOHUNG BANK, NEW YORK BRANCH

 By: /s/ Hyun Tae Park
     --------------------------------
     Name:
     Title: Senior Deputy General
            Manager


 BANCO BILBAO VIZCAYA ARGENTARIA
     PUERTO RICO OVERSEAS, A UNIT OF
     BANCO BILBAO VIZCAYA ARGENTARIA
     PUERTO RICO

 By: /s/ Olga Matta                    By: /s/ Helen Pardo
     --------------------------------      ----------------------------
     Name:                                 Name:
     Title: Executive Vice President       Title: Senior Vice President


 NORDDEUTSCHE LANDESBANK GIROZENTRALE,
     NEW YORK BRANCH AND/OR CAYMAN
     ISLANDS BRANCH

 By: /s/ Stephanie Finnen              By: /s/ George L. Peters
     --------------------------------      ----------------------------
     Name:                                 Name:
     Title: Vice President                 Title: Vice President


 FLEET NATIONAL BANK

 By: /s/ Kevin Kearns
     --------------------------------
     Name:
     Title: Managing Director


 NORDEA  BANK FINLAND PLC,
     NEW YORK BRANCH

 By:
     --------------------------------
     Name:
     Title: